SUPPLEMENT TO

PROSPECTUS

CALVERT MUNICIPAL FUND, INC.

Calvert California Municipal Intermediate Fund

Date of Prospectus:   April 30, 2003

Date of Supplement: September 30, 2003

The following is added to the cover page of the Prospectus:

The Board of Directors (the "Board") has approved the conversion of Calvert California Municipal Intermediate Fund(the "Fund") from an intermediate-term California municipal fund to a short-term California municipal fund.  In this regard, the Board approved resolutions to (1) change the average dollar-weighted maturity of the Fund from "between 3 and 10 years" to "three years or less" and (2) change the name of the Fund from "Calvert California Municipal Intermediate Fund" to "Calvert California Limited-Term Municipal Fund."

There will be a transitional period during which the average dollar-weighted maturity of the Fund will be shortened as described above, but the Fund will complete the transition and have an average dollar-weighted maturity of three years or less no later than December 31, 2003.  Accordingly, the new name of the Fund, "Calvert California Limited-Term Municipal Fund," will be effective December 31, 2003.

The Board also approved a reduction of the maximum sales charge (load) imposed on purchases of Fund shares from 2.75% to 1.00% and adopted the following sales charge breakpoints:

Sales Charge as

% of Amount

Investment	% of Offering Price	Invested

Less than $50,000

1.00%

1.01%

$50,000 but less than $100,000	0.75%	0.76%
$100,000 but less than $250,000	0.50%	0.50%
$250,000 and over	None	None

Calvert Asset Management Company, Inc., the Fund's investment advisor, has agreed to limit annual Fund operating expenses to 0.90% of the Fund's average daily net assets through May 31, 2004.

The conversion of the Fund will entail the sale of certain portfolio securities of the Fund, and shareholders are likely to incur long- and short-term capital gains for the year 2003.  You should consult your tax and/or financial advisor with regard to how this conversion may affect you.